UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) August 31, 2007

                           MOVIE GALLERY, INC.
         (Exact name of registrant as specified in its charter)

         Delaware                  0-24548             63-1120122
(State or Other Jurisdiction     (Commission         (IRS Employer
     of Incorporation)           File Number)       Identification No.)

             900 West Main Street
               Dothan, Alabama                            36301
   (Address of principal executive offices)             (Zip Code)

           Registrant's telephone number, including area code
                           (334) 677-2108
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 31, 2007, Movie Gallery, Inc. (the "Company") entered into a Forbearance Agreement (the "Forbearance Agreement") with Sopris Capital Advisors LLC, the majority holder (the "Majority Holder") of the Company's 11% Senior Notes due 2012 (the "Notes") issued pursuant to that certain Indenture, dated as of April 27, 2005 among the Company, the Guarantors party thereto and the Trustee (as has been amended, restated, supplemented or otherwise modified from time to time, the "Indenture"). The Forbearance Agreement provides that the Majority Holder will forbear, and direct the Trustee to forbear, from exercising default-related rights and remedies as a result of any existing and future defaults and events of default under the Indenture until the earliest to occur of (i) the occurrence of any default under the Forbearance Agreement, (ii) a Bankruptcy Law Event of Default (as defined in the Indenture), (iii) two (2) business days after the date on which the Company's forbearance agreement with Goldman Sachs Credit Partners L.P., as a lender and as administrative agent, Wachovia Bank, National Association, as a lender and collateral agent and the lenders party thereto (the "First Lien Forbearance Agreement") relating to the First Lien Credit and Guaranty Agreement, dated as of March 8, 2007 by and among the Company and the guarantors party thereto, the agents and lenders party thereto (the "First Lien Credit Agreement"), has been terminated in accordance with its terms and (iv) September 30, 2007.

The Forbearance Agreement further provides that to the extent the Trustee or the holders of at least twenty-five percent (25%) in principal amount of outstanding Notes declares the unpaid principal of (and premium, if any) and accrued and unpaid interest on all of the Notes to be due and payable pursuant to Section 6.2(a) of the Indenture, the Majority Holder (i) in satisfaction of the condition set forth in
Section 6.2(b)(2) of the Indenture, waives any default or event of default which at any time during such period may occur and be existing in accordance with Section 6.4 of the Indenture and (ii) rescinds and cancels any declaration and its consequences as contemplated by Section 6.2(b) of the Indenture.

A copy of the Forbearance Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

In addition, on September 4, 2007, the Company delivered a notice required (i) pursuant to Section 5.1(e) of the First Lien Credit Agreement and (ii) pursuant to Section 5.1(e) of the Second Lien Credit and Guaranty Agreement, dated as of March 8, 2007 (the "Second Lien Credit Agreement"), among Movie Gallery, Inc., certain of its subsidiaries, the lenders from time to time party thereto and Wells Fargo Bank, National Association (as successor to CapitalSource Finance, LLC), as Administrative Agent and Collateral Agent (together, the "Notices"). As set forth in the Notices, as a result of previously reported defaults and events of default continuing under the First Lien Credit Agreement (the "First Lien Defaults"), an event of default under the Second Lien Credit Agreement occurred on the 60th day following such First Lien Defaults. As a result of the "cross default" under the Second Lien Credit Agreement, a further event of default under Section 8.1(b)(ii) of the First Lien Credit Agreement occurred, which additional event of default under the First Lien Credit Agreement is subject to the First Lien Forbearance Agreement. The Company is continuing its discussions with the lenders under the Second Lien Credit Agreement to address the default.

Copies of the Certificates provided by the Company are filed herewith as Exhibits 10.2 and 10.3 and are incorporated herein by reference.

On September 4, 2007, the Company issued a press release announcing the foregoing. A copy of the press release is filed herewith as Exhibit
99.1 and is incorporated herein by reference.


Forward-Looking Statements

To take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, you are hereby cautioned that this current report on Form 8-K contains forward-looking statements, including descriptions of the Company's proposed strategic and restructuring alternatives and liquidity outlook, that are based upon the Company's current intent, estimates, expectations and projections and involve a number of risks and uncertainties. Various factors exist which may cause results to differ from these expectations. These risks and uncertainties include, but are not limited to, the risk factors that are discussed from time to time in the Company's SEC reports, including, but not limited to, the Company's annual report on Form 10-K for the fiscal year ended January 1, 2006 and subsequently filed quarterly reports on Form 10-Q. In addition to the potential effect of these ongoing factors, the Company's liquidity outlook is subject to change based upon the Company's operating performance, including as a result of changes in the availability of credit from the Company's suppliers, and there can be no assurance regarding the Company's ability to complete any restructuring or other transaction. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Forbearance Agreement, dated as of August 31, 2007, by and
        between the Company and Sopris Capital Advisors LLC.

10.2	Certificate of Authorized Officer, dated as of September 4,
        2007, from the Company to the Administrative Agent under the First Lien Credit Agreement.

10.3	Certificate of Authorized Officer, dated as of September 4,
        2007, from the Company to the Administrative Agent under the Second Lien Credit Agreement.

99.1	Press Release dated September 4, 2007.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MOVIE GALLERY, INC.
Date: September 4, 2007


/S/ Thomas D. Johnson, Jr.
---------------------------------
Thomas D. Johnson, Jr.
Executive Vice President - Chief
Financial Officer


INDEX TO EXHIBITS

10.1 Forbearance Agreement, dated as of August 31, 2007, by and between the Company and Sopris Capital Advisors LLC.

10.2 Certificate of Authorized Officer, dated as of September 4, 2007, from the Company to the Administrative Agent under the First Lien Credit Agreement.

10.3 Certificate of Authorized Officer, dated as of September 4, 2007, from the Company to the Administrative Agent under the Second Lien Credit Facility.

99.1  Press Release dated September 4, 2007.